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                                                                  Exhibit 10.31


                   SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT

         This Second Amendment to Stockholders Agreement is made as of September 30, 1997, between Principal Hospital Company, an Oregon corporation (the "Company") (formerly known as Brim, Inc.), Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership, ("GTCR") Leeway & Co., a Massachusetts general partnership, Martin S. Rash ("Rash"), Richard D. Gore ("Gore"), and the other undersigned stockholders of the Company.

         Each of the undersigned is a party to a Stockholders Agreement, dated as of December 17, 1996, as amended by the First Amendment to Stockholders Agreement, dated as of July 14, 1997 (as so amended, the "Stockholders Agreement") among the Company, GTCR, Leeway & Co., Rash, Gore, First Union Corporation of Virginia, AmSouth Bancorporation, PHC of Delaware, Inc., a Delaware corporation (formerly known as Principal Hospital Company) and certain other individuals listed on a Schedule I to the Stockholders Agreement.

         The Company is proposing to merge with and into its wholly owned subsidiary, Province Healthcare Company, a Delaware corporation ("Province"), in order to change its name and jurisdiction of incorporation and to make certain other changes in its capitalization. Upon consummation of such merger, Province will be the successor to the Company. Province has filed a Registration Statement on Form S-1 under the Securities Exchange Act of 1933, as amended, in connection with a proposed initial public offering of its Common Stock, par value $0.01 per share (the "IPO").

         Section 23 of the Stockholders Agreement provides that any modification, amendment or waiver of any provision of the Stockholders Agreement must be approved in writing by the Company and the holders of at least 90% of the Stockholder Shares (as such term is defined in the Stockholders Agreement). The undersigned stockholders hold an aggregate of over 90% of the Stockholder Shares.

         The Company and the undersigned stockholders hereby amend the Stockholders Agreement by adding the following as Section 35:

                  35. Termination. This Stockholders Agreement shall terminate in its entirety upon the consummation of the sale in an underwritten public offering registered under the Securities Act of 1933, as amended, of shares of the Company's Common Stock which is approved by the Company's board of directors.


         All other provisions of the Stockholders Agreement shall remain in full force and effect.

         This Second Amendment to Stockholders Agreement may be executed simultaneously in two or more counterparts, any of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.



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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to
Stockholders Agreement on the date first written above.


                                      PRINCIPAL HOSPITAL COMPANY

                                      By: /s/ Martin S. Rash
                                          -------------------------------------
                                      Its: Chief Executive Officer


                                      GOLDER, THOMA, CRESSEY, RAUNER
                                       FUND IV, L.P.

                                      By: GTCR IV, L.P., its General Partner

                                      By: Golder, Thoma, Cressey, Rauner, Inc.,
                                      Its:  General Partner

                                      By: /s/ Joseph P. Nolan
                                          -------------------------------------
                                      Its: Principal


                                      LEEWAY & CO.

                                      By  State Street Bank & Trust Company
                                      Its Partner

                                      By  /s/ Kimberly A. Moynihan
                                          -------------------------------------
                                      Its Assistant Secretary


                                      FIRST UNION CORPORATION

                                      By  /s/ Joseph H. Towell
                                          -------------------------------------
                                      Its Senior Vice President


                                      AMSOUTH BANCORPORATION

                                      By  /s/ Joseph M. Rusnick
                                          -------------------------------------
                                      Its Senior Vice President






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                                      PRINCIPAL HOSPITAL COMPANY

                                      By: /s/ Martin S. Rash
                                          -------------------------------------
                                      Its: President

                                      BRIM CAPITAL CORPORATION

                                      By  /s/ A. E. Brim
                                          -------------------------------------
                                      Its  President


                                      SSS CAPITAL CORPORATION

                                      By  /s/ K. David McAllister
                                          ------------------------------------
                                      Its President


                                      CTK CAPITAL CORPORATION

                                      By  /s/ James M. Williams
                                          -------------------------------------
                                      Its President


                                      /s/ Martin S. Rash
                                      -----------------------------------------
                                      Martin S. Rash

                                      /s/ Richard D. Gore
                                      -----------------------------------------
                                      Richard D. Gore

                                      /s/ Michael Barry
                                      -----------------------------------------
                                      Michael Barry

                                      /s/ Steve Taylor
                                      -----------------------------------------
                                      Steve Taylor

                                      /s/ John Miller
                                      -----------------------------------------
                                      John Miller

                                      /s/ Kathleen Sego
                                      -----------------------------------------
                                      Kathleen Sego

                                      /s/ James McKinney
                                      -----------------------------------------
                                      James McKinney



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                                      /s/ Gary Edwards
                                      -----------------------------------------
                                      Gary Edwards

                                      /s/ David Woodland
                                      -----------------------------------------
                                      David Woodland

                                      /s/ Christine Craft
                                      -----------------------------------------
                                      Christine Craft